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                                                                    Exhibit 23.1

Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Orthovita, Inc.'s previously filed Form S-8 Registration Statement Nos. 333-66681 and 333-90981 and Form S-3 Registration Statement Nos. 333-47386, 333-59288 and 333-84632.


Philadelphia, Pennsylvania                           /s/ Arthur Andersen LLP
April 1, 2002